Prospectus supplement	dated March 15, 2010

Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Floating Rate Income Fund

The statutory prospectus of each fund and the summary prospectus of Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund are supplemented as follows:

1. The sections How do I buy fund shares? and How do I sell or exchange fund shares? are supplemented to reflect that, effective April 5, 2010:

a. No initial sales charges will apply to purchases of class A or class M shares of $500,000 and above.

b. Orders for class C and class M shares of one or more Putnam funds, other than class C shares or class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares, is $500,000 or more.

c. Class A shares that are part of a purchase of $500,000 or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase.

2. The sections Fund summary/ies, How do I buy fund shares?, How do I sell or exchange fund shares? and Distribution plans and payments to dealers are supplemented to reflect that:

a. Effective April 5, 2010, the initial sales charge on purchases of class A shares and class M shares of below $500,000 (and therefore the maximum sales charge imposed on purchases) will be 1.00% and 0.75%, respectively, as a percentage of the offering price, and 1.01% and 0.76%, respectively, as a percentage of the net amount invested.

b. Class B shares purchased on or after April 5, 2010 will be subject to a deferred sales charge of 1% (which would be the maximum deferred sales charge) if redeemed within the first year after purchase and 0.50% if redeemed in the second year after purchase.

c. Effective April 1, 2010, distribution and service (12b-1) fees on class B and class M shares will be limited to the annual rates of 0.45% and 0.30%, respectively.

Accordingly, the “Total annual fund operating expenses after expense reimbursement” (“Net Expenses” for Putnam Floating Rate Income Fund) included in the table of annual fund operating expenses for class B and class M shares are reduced to 1.32% and 1.17% for Putnam Absolute Return 100 Fund, 1.40% and 1.25% for Putnam Absolute Return 300 Fund and 1.28% and 1.13% for Putnam Floating Rate Income Fund. Also, the figures for Class A, Class B and Class M in the Example are restated as follows:

Fund	Class	1 year	3 years	5 years	10 years

Putnam Absolute Return 100 Fund	A	$213	$471	$750	$1,543

	B	$234	$437	$763	$1,629

	B (no redemption)	$134	$437	$763	$1,629

	M	$193	$463	$753	$1,578

Putnam Absolute Return 300 Fund	A	$221	$477	$753	$1,540

	B	$243	$443	$766	$1,625

	B (no redemption)	$143	$443	$766	$1,625

	M	$201	$469	$756	$1,575

Putnam Floating Rate Income Fund	A	$209	$457	$724	$1,488

	B	$230	$423	$737	$1,574

	B (no redemption)	$130	$423	$737	$1,574

	M	$189	$448	$727	$1,523

3. The section How do I buy fund shares is supplemented to reflect that:

a. Effective April 19, 2010, eligibility for discounts on initial sales charges for purchases of class A or class M shares under the “right of accumulation” will be based on the higher of (a) the value of the previously purchased shares at the current maximum public offering price or (b) the initial value of the total purchases or, for shares held on December 31, 2007, the market value at maximum public offering price on that date (less the value of shares redeemed on the applicable redemption date) in the shareholder’s existing accounts and any linked accounts.

b. Effective March 15, 2010, the following categories are added to the categories of investors eligible to purchase class Y shares if approved by Putnam:

· Clients of a financial representative who are charged a fee for consulting or similar services; and

· Corporations, endowments and foundations that have entered into an arrangement with Putnam.

261061 – 3/10